As filed with the Securities and Exchange Commission on June 9, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21963

Rochdale Core Alternative Strategies Master Fund LLC
 (Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2008

Item 1. Report to Stockholders.

Rochdale Core Alternative Strategies
Master Fund LLC

Financial Statements

March 31, 2008

Independent Auditors' Report
The Members and
Board of Directors of
Rochdale Core Alternative Strategies
Master Fund LLC

We have audited the accompanying statement of assets, liabilities and members' capital of Rochdale Core Alternative Strategies Master Fund LLC (the “Fund”), including the schedule of investments, as of March 31, 2008, and the related statements of operations, changes in members' capital, cash flows, and the financial highlights for the period from July 1, 2007 (Commencement of Operations) to March 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of cash and investments as of March 31, 2008, by correspondence with the custodian and investment managers, respectively, or by other appropriate auditing procedures where replies from investment managers were not received.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2008 and the results of its operations and changes in its members’ capital, its cash flows, and its financial highlights for the period from July 1, 2007 (Commencement of Operations) to March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 27, 2008

Rochdale Core Alternative Strategies
Master Fund LLC

Financial Statements

March 31, 2008

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members' Capital

March 31, 2008

ASSETS
Investments, at fair value (cost $47,643,770)	$46,105,306
Cash	976,972
Interest receivable	5,918
Fund investments made in advance	4,000,000

Total Assets	51,088,196

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Management fees payable	100,984
Contributions received in advance	1,929,522
Accrued professional fees payable	68,889
Accrued expenses and other liabilities	40,839

Total Liabilities	2,140,234

Total Members' Capital	$48,947,962

See notes to financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Operations

Period From July 1, 2007 (Commencement of Operations)
to March 31, 2008

INVESTMENT INCOME
Interest income	$91,610

EXPENSES
Management fees	399,895
Professional fees	77,045
Administration fees	84,549
Directors' fees	24,249
Custody fees	4,625
Other expenses	4,563

Total Expenses	594,926

Net Investment Loss	(503,316)

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss from investment transactions	(86,230)

Net change in unrealized depreciation of investments	(1,538,464)

Net Realized and Unrealized Loss from Investments	(1,624,694)

Net Decrease in Members' Capital Resulting from Operations	$(2,128,010)

See notes to financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Changes in Members' Capital

Period From July 1, 2007 (Commencement of Operations)
to March 31, 2008

FROM OPERATIONS
Net investment loss	$(503,316)
Net realized loss on investments	(86,230)
Net change in unrealized depreciation on investments	(1,538,464)

Net Decrease in Members' Capital Resulting From Operations	(2,128,010)

INCREASE FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' interests	50,875,972

Total Increase in Members' Capital	48,747,962

Balance at beginning of period	200,000

Balance at end of period	$48,947,962

See notes to financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Cash Flows

Period From July 1, 2007 (Commencement of Operations)
to March 31, 2008

CASH FLOW FROM OPERATING ACTIVITIES
Net decrease in members' capital resulting from operations	$(2,128,010)
Adjustments to reconcile net decrease in members' capital
resulting from operations to net cash used in operating activities
Purchases of investments	(48,230,000)
Sales of investments	500,000
Net change in unrealized depreciation on investments	1,538,464
Net realized loss from investments	86,230
Change in Operating Assets and Liabilities
Increase in fund investments made in advance	(4,000,000)
Increase in interest receivable	(5,918)
Decrease in receivable from Adviser	12,292
Decrease in deferred offering costs	7,541
Increase in management fees payable	100,984
Increase in contributions received in advance	1,929,522
Increase in professional fees payable	68,889
Increase in accrued expense and other liabilities	40,839
Decrease in organizational costs payable	(12,292)
Decrease in offering costs payable	(7,541)

Net Cash Used in Operating Activities	(50,099,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	50,875,972

Net Cash Provided by Financing Activities	50,875,972

Net Change in Cash and Cash Equivalents	776,972

CASH AND CASH EQUIVALENTS

Beginning of period	200,000

End of period	$976,972

See notes to financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments

March 31, 2008

	Percentage of			Redemptions
Investment Funds:	Members' Capital	Cost	Fair Value	Permitted

Equity (Long/Short):

AlphaGen RhoCas Fund Ltd.	2.63	$1,500,000	$1,288,940	Monthly
Clovis Capital Partners Insitutional, L.P.	4.24	2,075,000	2,074,233	Quarterly
Galleon Diversified Fund, Ltd.	3.82	1,825,000	1,869,881	Quarterly
Hunter Global Investors Fund I, L.P.	4.23	2,075,000	2,069,203	Quarterly
Loch Capital Fund I LP	2.91	1,360,000	1,424,298	Quarterly
Mako Europe Fund LP	1.97	1,238,770	964,143	Monthly
SLS Investors, L.P.	3.20	1,825,000	1,568,133	Quarterly
Tantallon Fund, L.P.	2.74	1,360,000	1,339,109	Monthly
	25.74	13,258,770	12,597,940

Event Driven:

Bennelong Asia Pacific Multi Strategy Equity Fund, LP	3.14	1,400,000	1,537,935	Monthly
Brencourt Multi-Strategy, L.P.	4.00	2,225,000	1,959,159	Quarterly
Brigade Leveraged Capital Structures Fund LP	4.79	2,300,000	2,343,776	Quarterly
Castlerigg Partners LP	4.28	2,225,000	2,094,760	Quarterly
GoldenTree High Yield Partners, LP	4.09	2,150,000	2,001,016	Quarterly
King Street Capital, L.P.	5.42	2,475,000	2,655,137	Quarterly
Satellite Fund II, L.P.	3.84	2,050,000	1,877,411	Annual
	29.56	14,825,000	14,469,194

Macro:

ARCIM Commodity Fund, LP	1.60	750,000	783,426	Quarterly
Auriel Global Macro Fund L.P.	1.31	750,000	643,532	Monthly
Camcap Resources LP	1.51	750,000	739,001	Quarterly
Caxton Global Investments (USA) LLC	2.89	1,400,000	1,413,725	Annual
Dynamic Domestic Fund, LP	1.06	500,000	519,938	Monthly
Episode, L.P.	1.98	1,000,000	967,855	Monthly
Grinham Diversified Fund (US) LP	1.23	500,000	603,805	Monthly
Sunrise Commodities Fund LP	2.65	1,110,000	1,296,781	Monthly
	14.23	6,760,000	6,968,063

Controlled Risk/Relative Value

FrontPoint Utility and Energy Fund, L.P.	2.63	1,250,000	1,286,382	Quarterly
Ionic Capital LLC	4.25	2,000,000	2,082,151	Quarterly
Loomis Sayles Consumer Discretionary Hedge Fund, L.P.	2.73	1,350,000	1,335,773	Monthly
Menta Global, LP	1.39	750,000	678,857	Monthly
PHZ Long/Short Equity Fund LLC	1.58	750,000	774,950	Monthly
Polygon Global Opportunities Fund LP	3.80	2,200,000	1,862,451	Semi Annual
Stark Investments Limited Partnership	3.93	2,050,000	1,921,372	Annual
Suttonbrook Capital Partners LP	4.35	2,450,000	2,128,173	Quarterly
	24.66	12,800,000	12,070,109

Total Investments	94.19	$47,643,770	$46,105,306

Redemption restrictions exist for Investment Funds whereby the Investment Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuations issues or market conditions. Redemptions are currently restricted for Polygon Global Opportunities Fund.

See notes to financial statements

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements
1. Organization

Rochdale Core Alternative Strategies Master Fund LLC (the "Master Fund") is a closed-end, non-diversified management investment company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006 and serves as a master fund in a master feeder structure. Interests in the Master Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. The Master Fund is a registered investment company under the Investment Company Act of 1940.

Rochdale Investment Management LLC (the “Manager”, "Adviser" or “Rochdale”) is the investment adviser to the Master Fund. The Manager delegates sub-investment advisory responsibilities to AIG Global Investment Corp. (the “Sub-Adviser”) with respect to the Master Fund.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Hedge Funds" or "Investment Funds”), that pursue a variety of “absolute return” investment strategies. “Absolute return” refers to a broad class of investment strategies that attempt to consistently generate positive returns regardless of market conditions.

The Fund’s investment objective is to seek long-term growth of principal across varying market conditions with low volatility. “Low volatility” in this objective means the past monthly net asset value fluctuations of the Fund net asset value that is no greater than the rolling 10-year annualized standard deviation of the monthly ups and downs of the higher of: (1) the return of the Lehman Brothers Aggregate Bond Index plus 3% or (2) half of the return of the Standard & Poor’s 500-stock Index. Fund investments generally fall within the following broadly defined investment fund strategies: equity, event driven, macro and controlled risk/relative value.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Portfolio Valuation

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The net asset value of the Master Fund equals the value of the Master Fund's assets less the Master Fund's liabilities, including accrued fees and expenses. The Master Fund's investments are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments at fair value. In accordance with these procedures, the fair value of investments, as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund's valuation policies and reported at the time of the Master Fund's valuation.

As a general matter, the fair value of the Master Fund's interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund's ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis, or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund's interests in the Investment Fund, the Master Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Master Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Income Recognition and Security Transactions

Interest income is recorded on an accrual basis. Dividend income is recorded on the exdividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund.

Organization Expenses

Expenses incurred by the Master Fund in connection with the organization were expensed as incurred.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; costs of computing the Master Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Income Taxes

The Fund tax year end is December 31. The Master Fund intends to be treated as a partnership for Federal income tax purposes. Each member is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

Effective September 30, 2007, the Master Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.

The Master Fund has reviewed the current tax year and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year-end December 31, 2007. The Master Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change during the tax year ending December 31, 2007.

Deferred Offering Costs
Offering Costs will be charged to members’ capital in proportion to the respective value of member's interest sold during the offering period.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Capital Accounts

The initial seeding of the Fund occurred on January 30, 2007. The financial statements presented "Net Asset Value per Unit" amounts to reflect the seed money contributed. At July 1, 2007, the Commencement of Operations, the Fund revised the presentation to show only the total balances of membership interests for all members ("Members' Interests"). Net profits or net losses of the Master Fund for each month will be allocated to the capital accounts of members as of the last day of each month in accordance with members' respective investment percentages of the Master Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Master Fund, other than in accordance with the members' respective investment percentages.

Prior to the end of each quarter and year end, the Master Fund receives member contributions with an effective subscription date of first day of the following month. The Master Fund, in turn, makes contributions to certain Investment Funds, which have effective subscription dates of first day of the following month. These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3. Commitments and Other Related Party Transactions

Management and Incentive Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), Rochdale Investment Management LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the Manager for the Master Fund. The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing these services.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

3. Commitments and Other Related Party Transactions (continued)

Management and Incentive Fees (continued)

The Manager entered into a sub-investment management agreement with AIG Global Investment Corp. (the “Sub-Adviser”). The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The investment management fee is shared by the Manager and the Sub-Adviser. The Master Fund will pay the Manager an investment management fee at an annual rate equal to 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of member interests. The investment management fee will accrue monthly and will be payable at the end of each quarter. The investment management fee will be paid to the Manager out of the Master Fund’s assets. The Manager will pay a fee to the Sub-Adviser at a rate equal to 60% of the amount of the fee earned by the Manager pursuant to the Investment Management Agreement.

The Sub-Adviser is entitled to receive a performance-based incentive fee equal to 10% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”). The Incentive Fee will be accrued monthly and is generally payable annually. The Preferred Return is an annual return equal to the 3- year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.

Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Master Fund’s expenses to the extent needed to limit the Master Fund’s annual operating expenses combined with the annual operating expenses of Rochdale Core Alternative Strategies Fund LLC or Rochdale Core Alternative Strategies Fund TEI LLC (the “Feeder Funds”) to 2.25% of net assets for each feeder fund. To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.

Rochdale Core Alternative Strategies
Master Fund LLC
Notes to Financial Statements

4. Concentration and Liquidity Risks

The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Investment Funds whereby the Investment Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuations issues or market conditions. Redemptions are currently restricted for one Investment Funds.

5. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with offbalance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6. Investment Transactions

For the period ended March 31, 2008, the aggregate purchases (excluding short-term securities) were $48,230,000 and sales of investments were $500,000.

Rochdale Core Alternative Strategies Master Fund LLC

Financial Highlights

Period From July 1, 2007 (Commencement of Operations)
to March 31, 2008

Total Return	(5.01	) %

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period (000's)	$48,948
Portfolio Turnover	1.39%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS	(1.57	) %

RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.86%

The Fund was seeded on January 30, 2007 and commenced investment operations on July 1, 2007. Total return is calculated for all members taken as a whole and an individual member's return may vary from these Fund returns based on the timing of capital transactions. The total return is calculated for the period from July 1, 2007 (commencement of investment operations) through March 31, 2008. Total return before and after incentive fee are not annualized.

Portfolio turnover represents the Fund's portfolio turnover for the period from July 1, 2007 to March 31, 2008. The Ratio of assets to average net assets is annualized. The ratio of expenses to average net assets does not include expenses of the Investment Funds in which the Master Fund invests.

The expense ratio is calculated for all members taken as a whole. The computation of such ratios based on the amount of expenses assessed to an individual member's capital may vary from these ratios based on the timing of capital transactions.

See independent auditors' report

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Thomas J. Volpe is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2008	FYE 3/31/2007
Audit Fees	$43,041	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$17,959	N/A
All Other Fees	$0	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2008	FYE 3/31/2007
Registrant	$17,959	N/A
Registrant’s Investment Adviser	$0	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of March 31, 2008:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Carl Acebes	Chairman and Director	Dec ’06 – Present	Founder and Chief Investment Officer of Rochdale Investment Management LLC. Founder of Rochdale Securities Corporation and the Rochdale Corporation.	Heads the team of investment professionals and is intricately involved in the firms day to day investment management and research work.
Garrett R. D’Alessandro	President and Secretary	Dec ’06 – Present	President, CEO and Director of Research of Rochdale Investment Management LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

Robert Discolo	None (Managing Director of Sub-Adviser)	Dec ’06 – Present	Managing Director, Alternative Investments and Head of the Hedge Fund Strategies Group of the Sub-Adviser.	Individual oversees selection of Hedge Funds for the Master Fund’s Portfolio.
Eileen Casey	None (Managing Director of Sub-Adviser)	Dec ’06 – Present	Managing Director and Head of Hedge Fund Research, Head of Fund Strategies Group of the Sub-Adviser.	Individual responsible for coordinating portfolio manager research for the Hedge Fund Strategies Group, monitoring existing investments and making recommendations for investments.
Vinti Khanna	None (Managing Director of Sub-Adviser)	Dec ’06 – Present	Managing Director, Hedge Fund Strategies Group and Assistant Director of Hedge Fund Research of Sub-Adviser.	Individual responsible for manager research, portfolio monitoring and structuring and making investment recommendations.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Carl Acebes	6, $291 million	$0	9, $336 million	84, $44 million
Garrett R. D’Alessandro	6, $291 million	$0	9, $336 million	147, $269 million

Other Accounts Managed by the Portfolio Managers of the Sub-Adviser for the Master Fund.

The following table indicates the type (Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”)), number of accounts, and total assets of the accounts for which each Portfolio Manager of the Sub-Adviser had day-to-day responsibilities as of March 31, 2008. Please note that one Registered Investment Company and fourteen Other Pooled Investments accounts are subject to performance-based fees (*).

		No. of Accounts	Market Value
Robert Discolo	RIC	2	$365,171,850
	performance fee*	1	$67,905,150
	OPI*	15	$3,404,772,355
	performance fee*	14	$3,377,501,385
	OA	7	$2,926,646,622
Eileen Casey	RIC	2	$365,171,850
	performance fee*	1	$67,905,150
	OPI*	15	$3,404,772,355
	performance fee*	14	$3,377,501,385
	OA	7	$2,926,646,622
Vinti Khanna	RIC	2	$365,171,850
	performance fee*	1	$67,905,150
	OPI*	15	$3,404,772,355
	performance fee*	14	$3,377,501,385
	OA	7	$2,926,646,622

Mr. Acebes receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. Acebes owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. D’Alessandro owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Sub-Adviser Compensation Disclosure

Compensation for AIGGIG portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager’s individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager’s funds; (2) 20% is based on AIGGIC’s profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

CONFLICTS OF INTEREST

THE MANAGER, SUB-ADVISER AND THEIR AFFILIATES

The Manager, Sub-Adviser and their affiliates and their directors, officers,  employees or the independent members of the Sub-Adviser’s Asset and Strategy Allocation Committee (collectively, the “Advisory Affiliates”) carry on substantial investment activities for their own accounts and for, hedge funds, mutual funds, institutions, and individual clients (collectively, “Advisory Clients”). The Master Fund has no interest in these activities. The Manager, Sub-Adviser and their Advisory Affiliates will be engaged in substantial activities other than on behalf of the Master Fund and may have conflicts of interest (1) in allocating their time and activity between the Master Fund and such other activities and (2) in allocating investments among the Advisory Clients.

The Manager, the Sub-Adviser or another Advisory Affiliate may determine that an investment opportunity in a particular Hedge Fund is appropriate for an Advisory Client or for itself, but the Manager or the Sub-Adviser may determine that such investment opportunity is not appropriate for the Master Fund. Situations also may arise in which Advisory Affiliates or Advisory Clients have made investments that would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Advisory Affiliates may disadvantage the Master Fund in certain situations if, among other reasons, the investment activities limit the Master Fund’s ability to invest in a particular investment vehicle or investment.

The Advisory Affiliates or Advisory Clients may have an interest in an account managed by, or enter into relationships with, a Hedge Fund Manager or its affiliates on terms, including fees and expenses, that are different than an interest in the Master Fund. The Manager, the Sub-Adviser and Advisory Affiliates may own securities of issuers that are also held by the Hedge Funds or by the Master Fund. However, in making investment decisions for the Master Fund, the Manager and the Sub-Adviser do not obtain or use material inside information acquired by any Advisory Affiliates in the course of purchasing such securities.

The Manager is a privately held business and does not directly engage in administration and custody businesses with any Hedge Fund. In view of this, the Manager is of the opinion that it has fewer conflicts of interest within the Hedge Fund community and thus it is able to be relatively unbiased in supervising the Sub-Adviser’s selecting from a large pool of Hedge Funds.

Sub-Adviser Conflicts of Interest Disclosure

AIG Global Investment Corp. (“AIGGIC”) aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, AIGGIC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which AIGGIC believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). AIGGIC also monitors a variety of areas, including compliance with guidelines of the Master Fund and other accounts it manages and compliance with AIGGIC’s Code of Ethics. Furthermore, AIGGIC’s management periodically reviews the performance of a portfolio manager. Although AIGGIC does not track the time a portfolio manager spends on a single portfolio, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Rochdale Core Alternative Strategies Master Fund LLC

By (Signature and Title) /s/ Garrett R. D’Alessandro
                                                 Garrett R. D’Alessandro, President

Date 6/6/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Garrett R. D’Alessandro
                                                 Garrett R. D’Alessandro, President

Date 6/6/08

By (Signature and Title) /s/ Edmund Towers
                                                 Edmund Towers, Treasurer

Date 6/6/08